Avantair, Inc. Reports Second Quarter Fiscal 2009 Financial Results

Second Quarter 2009 Revenues Reach Record of  $35.4 million;
 Positive EBITDA for the Quarter of $690,360

CLEARWATER, Fla. -- February 12, 2009  -- Avantair, Inc. (OTCBB: AAIR) (OTCBB: AAIRU) (OTCBB: AAIRW), the only publicly traded stand-alone fractional operator and the sole North American provider of fractional shares in the Piaggio Avanti aircraft, today announced financial results for its fiscal second quarter ended December 31, 2008.

Second Quarter Fiscal 2009 and Recent Highlights

•	Total record revenues of $35.4 million, up 23.7% year-over-year;
•	Loss from operations of $0.6 million, down 86.9% year-over-year;
•	EBITDA (profitable results from operations before depreciation and amortization) of $690,360, up 118.1% year-over-year;
•	Charter card sales up 96% quarter-over-quarter, to 53 from 27;
•	Reported delivery of 50th Piaggio Avanti;
•	Announced new hybrid flight program – ‘Axis Club’ – designed to bridge the gap between the financial commitment of a fractional share and charter cards.

“We are pleased to report an excellent second quarter with record high revenues of $35.4 million, a significant decrease in our loss from operations and our first quarter of positive EBITDA of $690,360,” stated Steven Santo, Chief Executive Officer of Avantair. “These results demonstrate the leverage in our business model, and were driven by the consistent growth in our sales pipeline, recent fleet utilization improvements and a disciplined focus on reducing costs. Furthermore, the current market environment serves to highlight our position as the lowest-cost and most fuel-efficient provider in the Light Jet market, attracting an increasing number of customers from competing fractional programs, as they continue to seek a more affordable alternative."

Mr. Santo continued, “Charter card sales also reached a record high, increasing 96% quarter-over-quarter, which is a testament to our continued ability to attract those customers focused on affordability, comfort and safety.  As a result, the majority of cards sold were to customers choosing Avantair over more expensive, competing fractional programs. Historically, we have been able to convert approximately 20% of our cardholders to fractional shareowners. We are very excited about our recently launched Axis Club program, which affords customers the opportunity to enjoy the benefits of private ownership while reducing the initial outlay of funds required when purchasing a fractional share. We believe its hybrid and low-cost approach to private travel will enable us to build our sales pipeline and capture a greater percentage of the more than 3,000 light jet fractional owners in the market today.”

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Avantair, Inc.

Conference Call
Avantair will host a conference call to discuss financial results for its second quarter of fiscal 2009 and provide an update on business developments at 5:00 p.m. Eastern Time today. Investors may participate in the conference call by dialing 800-240-6709 (303-242-0007 for international callers).  When prompted, ask for the "Avantair Inc. Fiscal Second Quarter 2009 Earnings Conference Call."  A telephonic replay of the conference call may be accessed approximately two hours after the call through February 19, 2009, by dialing 800-405-2236 (303-590-3000 for international callers).  The replay access code is 11126182#. The conference call will be webcast simultaneously on the Avantair Inc. website at www.avantair.com under Investors.  The webcast replay will be archived for 12 months.

About Avantair
Avantair, the only publicly traded stand-alone fractional operator and the sole North American provider of fractional shares in the Piaggio Avanti aircraft, is headquartered in Clearwater, FL, with approximately 400 employees. The Company offers private travel solutions for individuals and businesses traveling within its service area, which includes the continental United States, Canada, the Caribbean and Mexico, at a fraction of the cost of whole aircraft ownership.  The Company currently manages a fleet of 52 aircraft, with another 57 Piaggio Avanti aircraft on order through 2013. For more information about Avantair, please visit: http://www.avantair.com.

Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Avantair's future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.  Avantair cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Avantair assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Avantair's filings with the Securities and Exchange Commission (SEC) and those as may be identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: general economic and business conditions in the U.S. and abroad, changing interpretations of generally accepted accounting principles, changes in market acceptance of the company's products, inquiries and investigations and related litigation, fluctuations in customer demand, management of rapid growth, intensity of competition. The information set forth herein should be read in light of such risks.  Avantair does not assume any obligation to update the information contained in this press release.

Avantair’s filings with the SEC, accessible on the SEC's website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

- Financial Tables to Follow -

Avantair, Inc.

AVANTAIR, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

ASSETS

	December 31,	June 30,
	2008	2008
	(Unaudited)	(Note 2)
CURRENT ASSETS
Cash and cash equivalents	$7,813,042	$19,149,777
Accounts receivable, net of allowance for doubtful accounts of $137,435 at December 31, 2008 and $213,487 at June 30, 2008	6,195,397	5,692,809
Inventory	248,757	252,407
Current portion of aircraft costs related to fractional sales	40,631,563	40,417,203
Current portion of notes receivable	596,074	832,107
Prepaid expenses and other current assets	1,424,054	2,173,992

Total current assets	56,908,887	68,518,295

Aircraft costs related to fractional share sales,net of current portion	80,774,234	92,383,071

Property and equipment, at cost, net of accumulated depreciation and amortization of $11,777,169 at December 31, 2008 and $8,989,277 at June 30, 2008	23,764,125	25,663,264

OTHER ASSETS
Cash- restricted	2,842,550	2,826,290
Deposits on aircraft	10,307,813	8,679,277
Deferred maintenance on aircraft engines	1,595,620	2,228,509
Notes receivable-net of current portion	29,250	1,008,223
Goodwill	1,141,159	1,141,159
Other assets	1,801,850	2,029,367

Total other assets	17,718,242	17,912,825

Total assets	$179,165,488	$204,477,455

Avantair, Inc.

AVANTAIR, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

LIABILITIES AND STOCKHOLDERS' DEFICIT

	December 31,	June 30,
	2008	2008
	(Unaudited)	(Note 2)
CURRENT LIABILITIES
Accounts payable	$6,141,865	$4,718,355
Accrued liabilities	3,121,184	5,528,472
Customer deposits	1,319,951	1,905,682
Short-term notes payable	11,159,110	15,775,260
Current portion of long-term notes payable	11,049,155	6,648,093
Current portion of deferred revenue related to fractional aircraft share sales	48,018,165	47,778,900
Unearned management fee and charter card revenues	17,783,486	16,316,044

Total current liabilities	98,592,916	98,670,806

Long-term notes payable, net of current portion	16,231,379	23,856,322
Deferred revenue related to fractional aircraft share sales, net of current portion	84,606,358	96,525,785
Other liabilities	2,696,107	2,636,730

Total long-term liabilities	103,533,844	123,018,837

Total liabilities	202,126,760	221,689,643

COMMITMENTS AND CONTINGENCIES
Series A convertible preferred stock, $.0001 par value, authorized 300,000 shares; 152,000 shares issued and outstanding	14,484,164	14,439,358

STOCKHOLDERS' DEFICIT
Preferred stock, $.0001 par value, authorized 700,000 shares; none issued	-	-
Common stock, Class A, $.0001 par value, 75,000,000 shares authorized, 15,306,666 shares issued and outstanding at December 31, 2008 and 15,286,792 shares issued and outstanding at June 30, 2008	1,531	1,529
Additional paid-in capital	44,740,325	45,314,393
Accumulated Deficit	(82,187,292)	(76,967,468)

Total stockholders' deficit	(37,445,436)	(31,651,546)

Total liabilities and stockholders' deficit	$179,165,488	$204,477,455

Avantair, Inc.

AVANTAIR, INC. AND SUBSIDIARIES
Condensed Consolidated Statement of Operations
(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2008	2007	2008	2007
Revenues
Fractional aircraft sold	$14,372,747	$10,646,457	$26,866,462	$20,450,250
Maintenance and management fees	17,702,350	14,148,217	34,779,489	27,122,813
Charter card and demonstration revenue	2,125,787	2,838,803	4,492,012	4,942,186
FBO and other revenues	1,213,496	996,788	1,952,878	1,769,516

Total revenue	35,414,380	28,630,265	68,090,841	54,284,765

Operating expenses
Cost of fractional aircraft shares sold	12,323,154	8,921,684	22,928,177	16,969,110
Cost of flight operations	12,402,387	13,389,081	24,212,790	25,486,596
Cost of fuel	3,061,019	3,915,240	7,573,425	7,606,661
General and administrative expenses	5,828,778	4,819,886	11,489,545	9,352,942
Selling expenses	1,108,682	1,389,470	2,016,434	2,413,326
Depreciation and amortization	1,318,256	984,673	2,400,521	1,746,113
Total operating expenses	36,042,276	33,420,034	70,620,892	63,574,748

Loss from operations	(627,896)	(4,789,769)	(2,530,051)	(9,289,983)

Other income (expenses)
Interest income	38,404	142,131	25,909	334,853
Other income	300	-	1,500	-
Interest expense	(1,294,899)	(664,625)	(2,717,182)	(1,149,831)
Total other expenses	(1,256,195)	(522,494)	(2,689,773)	(814,978)

Net loss	(1,884,091)	(5,312,263)	(5,219,824)	(10,104,961)

Preferred stock dividend and accretion of expenses	(372,104)	(167,876)	(763,617)	(167,876)
Net loss attributable to common stockholders	$(2,256,195)	$(5,480,139)	$(5,983,441)	$(10,272,837)

Loss per common share:
Basic and diluted	$(0.15)	$(0.36)	$(0.39)	$(0.67)

Weighted- average common shares outstanding:
Basic and diluted	15,288,523	15,220,817	15,291,035	15,220,817

Avantair, Inc.

Contact:

Avantair, Inc.	The Piacente Group, Inc.
Richard Pytak, Chief Financial Officer	Lesley Snyder
727-538-7910 x.105	212-481-2050
rpytak@avantair.com	lesley@thepiacentegroup.com

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